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                                                                    EXHIBIT 10.7

                  AMENDMENT NO.1 TO OFFICE BUILDING SUBLEASE;
                                  NAME CHANGE


     THIS AMENDMENT TO OFFICE BUILDING SUBLEASE is entered into as of the
21st day of March, 1995 by and between Tiempo Escrow II, a California
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Corporation, ("Tenant") Today Inc., a California Corporation, ("Landlord")
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for the premises located at 4590 MacArthur Blvd ("Premises").
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     Landlord and Tenant, being parties to that certain Office Building Sublease dated March 21st, 1995 (the "Lease"), hereby express their mutual desire and
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intent to amend the Lease to reflect a change to Tenant's name as follows:

          1.   NAME

          The name of Tenant referred to in the Sublease and herein as Today
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Inc. shall be changed, for purposes of the Sublease and all amendments thereto,
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to Virtual Realty Network, Inc. effective September 7, 1995. Such name
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change shall not result in the release of Tenant, either before or after the effectiveness of such name change, from any of its covenants, obligations or liabilities under the Sublease.

          2.   NO OTHER MODIFICATION

          Except as modified herein, all other terms and conditions of the Sublease shall continue in full force and effect.

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LANDLORD:                                     SUBTENANT:

     Tiempo Escrow II                            Virtual Realty Network, Inc
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  a California corporation                          a Nevada corporation
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By:   /s/ ANNE MUTER                          By:   /s/ MICHAEL BARRON
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  Title: Anne Muter, President                   Title:  PRES/CEO
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  Date:                                          Date:     10/18/95
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By:                                           By:
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    Title:                                        Title:
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    Date:                                         Date:
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This Consent of Landlord has been executed this 25 day of October, 1995.
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                                               Koll Center Newport No. 8
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                                               a California Limited Partnership
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                                               As Agent
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                                               By:  Illegible Signature
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                                                   Its:  Service Manager
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